UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

QUINPARIO ACQUISITION CORP. 2
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

This filing consists of a Current Report on Form 8-K and related exhibits filed by Quinpario Acquisition Corp. 2 on January 17, 2017.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2017

QUINPARIO ACQUISITION CORP. 2

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36788	47-1347291
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12935 N. Forty Drive, Suite 201, St. Louis, MO	63141
(Address of Principal Executive Offices)	(Zip Code)

(314) 548-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events

On January 13, 2017 and January 17, 2017, Quinpario Acquisition Corp. 2 (the “Company”) issued press releases announcing that the Company entered into a non-binding letter of intent (the “LOI”) to acquire and combine two privately owned companies, forming a market-leading business process outsourcing platform with expertise in financial technology, information services and data processing. These businesses are owned respectively by funds managed by a global private-equity firm with aggregate funds totaling at least $10 billion and a family office-affiliated fund with experience investing globally in sectors relevant to the proposed transaction. There are meaningful synergies and strong industrial logic for these two private targets to combine, which would result in a pro forma company with approximately $1.5 billion of revenue and $385 million of EBITDA. Both sponsors have agreed to roll 100 percent of their equity, which would result in combined pro forma ownership by the sponsors in excess of 50 percent.

The proposed transaction is valued at a total enterprise value of approximately $2.7 billion, representing an approximate 7.0x multiple on projected 2017E pro forma EBITDA for the combined company of $385 million. The valuation at consummation of the transaction represents a meaningful discount to public comparable multiples in the financial technology and business process outsourcing sectors.

The sponsors and the Company have an exclusivity agreement in order to work toward entering into a definitive agreement providing for the transaction.

Completion of the transaction is subject to the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the Company’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

The Company further indicated that notwithstanding that it has requested stockholders to approve an extension of time to complete an initial business combination through July 24, 2017, if the Company is unable to enter into a definitive agreement for an initial business combination by March 31, 2017, it will promptly file the necessary proxy materials with the SEC to seek shareholder approval to dissolve and liquidate.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed mergers; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and the Company’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

2

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the LOI not hereafter being memorialized in a definitive agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company or other parties to the LOI following announcement of the LOI and transactions contemplated therein; the ability of the Company to meet NASDAQ listing standards following the mergers and in connection with the consummation thereof; the inability to complete the transactions contemplated by the LOI due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the LOI; the failure to obtain the necessary financing arrangements set forth in the highly confident indication letters from debt sources delivered in conjunction with the LOI; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the LOI and consummation of the transaction described therein; costs related to the proposed mergers and the impact of the substantial indebtedness to be incurred to finance the consummation of the mergers; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the definitive proxy statement filed by the Company with the SEC on December 30, 2017 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from January 22, 2017 to July 24, 2017 (the “Extension Proxy”), and in the proxy statement to be filed by the Company regarding the transaction memorialized in the LOI with the SEC when available. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed mergers, the Company will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

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Participants in Solicitation

The Company and the target companies and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the Company in the Company’s Extension Proxy, which was filed with the SEC on December 30, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available. Information concerning the interests of the Company’s and the target companies’ participants in the solicitation, which may, in some cases, be different than those of the Company’s and the target companies’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Non-GAAP Financial Measure and Related Information

This Current Report on Form 8-K includes EBITDA - a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The items excluded from EBITDA are important in understanding EBITDA. EBITDA is defined as net income (loss), before interest expense, income tax benefit (expense), and depreciation and amortization expense.

EBITDA should not be considered in isolation of, or as an alternative to, GAAP financial measures.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated January 13, 2017
99.2	Press Release of the Company, dated January 17, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2017

QUINPARIO ACQUISITION CORP. 2

By:	/s/ D. John Srivisal
D. John Srivisal
President and Chief Executive Officer

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Exhibit 99.1

FOR IMMEDIATE RELEASE

Quinpario Acquisition Corp. 2 Enters into Non-Binding Letter of Intent to Acquire Two Privately Owned Companies with Combined Pro Forma Revenue of Approximately $1.5 Billion and EBITDA of $385 Million

January 13, 2017 – Quinpario Acquisition Corp. 2 (Nasdaq: QPAC, QPACW and QPACU) (“Quinpario”) announced that it entered into a non-binding letter of intent (“LOI”) today to acquire and combine two privately owned companies, forming a market-leading business process outsourcing platform with expertise in financial technology, information services and data processing. These businesses are owned respectively by funds managed by a global private-equity firm with aggregate funds totaling at least $10 billion and a family office-affiliated fund with experience investing globally in sectors relevant to the proposed transaction. There are meaningful synergies and strong industrial logic for these two private targets to combine, which will result in a pro forma company with approximately $1.5 billion of revenue and $385 million of EBITDA. As a result of the compelling nature of the combination, both sponsors have agreed to roll 100 percent of their equity, which would result in combined pro forma ownership by the sponsors in excess of 50 percent. All proceeds from the proposed transaction would be used for deleveraging and for general corporate purposes.

The proposed transaction is valued at a total enterprise value of approximately $2.7 billion, representing an approximate 7.0x multiple on projected 2017E pro forma EBITDA for the combined company of $385 million.  The valuation at consummation of the transaction represents a meaningful discount to public comparable multiples in the financial technology and business process outsourcing sectors. At the same time, this valuation and structure will facilitate a successful execution of the transaction, thereby providing the combined company with the requisite capital structure and capital market support to execute its business plan.

The sponsors and Quinpario have an exclusivity agreement in order to work toward entering into a definitive agreement providing for the transaction. Quinpario and the sponsors have also secured highly confident letters for the financing necessary to effectuate the transaction and are in the process of completing due diligence and negotiating a definitive agreement.

Completion of the transaction is subject to the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by Quinpario’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

Notwithstanding that Quinpario has requested stockholders to approve an extension of time to complete an initial business combination through July 24, 2017, if Quinpario is unable to enter into a definitive agreement for an initial business combination by March 31, 2017, it will promptly file the necessary proxy materials with the SEC to seek shareholder approval to dissolve and liquidate.

###

About Quinpario

Quinpario is a special purpose acquisition company that completed its initial public offering in January 2015. Quinpario was formed for the purpose of acquiring one or more businesses through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Quinpario is sponsored by Quinpario Partners 2, LLC, which was formed for the expressed purpose of acting as the sponsor for Quinpario. Quinpario Partners 2, LLC is an affiliate of Quinpario Partners LLC, an investment and operating company founded by Mr. Jeffry N. Quinn, former chairman, president and chief executive officer of Solutia Inc. For more information, please visit www.quinpario.com.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed mergers; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Quinpario’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the LOI not hereafter being memorialized in a definitive agreement; the outcome of any legal proceedings that have been, or will be, instituted against Quinpario or other parties to the LOI following announcement of the LOI and transactions contemplated therein; the ability of Quinpario to meet NASDAQ listing standards following the mergers and in connection with the consummation thereof; the inability to complete the transactions contemplated by the LOI due to the failure to obtain approval of the stockholders of Quinpario or other conditions to closing in the LOI; the failure to obtain the necessary financing arrangements set forth in the highly confident indication letters from debt sources delivered in conjunction with the LOI; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the LOI and consummation of the transaction described therein; costs related to the proposed mergers and the impact of the substantial indebtedness to be incurred to finance the consummation of the mergers; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by Quinpario.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the definitive proxy statement filed by Quinpario with the SEC on December 30, 2017 wherein Quinpario is seeking stockholder approval to extend the date by which Quinpario has to consummate a business combination from January 22, 2017 to July 24, 2017 (the “Extension Proxy”), and in the proxy statement to be filed by Quinpario regarding the transaction memorialized in the LOI with the SEC when available. Quinpario’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Quinpario disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Transaction and Where to Find It

In connection with the proposed mergers, Quinpario will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of Quinpario are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers. The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

2

Participants in Solicitation

Quinpario and the target companies and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the proposed mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in Quinpario’s Extension Proxy, which was filed with the SEC on December 30, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available. Information concerning the interests of Quinpario’s and the target companies’ participants in the solicitation, which may, in some cases, be different than those of Quinpario’s and the target companies’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Non-GAAP Financial Measure and Related Information

This communication includes EBITDA - a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The items excluded from EBITDA are important in understanding EBITDA. EBITDA is defined as net income (loss), before interest expense, income tax benefit (expense), and depreciation and amortization expense.

EBITDA should not be considered in isolation of, or as an alternative to, GAAP financial measures.

In addition, certain of the financial information of the target companies contained herein is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Quinpario with the SEC.

FOR INFORMATION CONTACT:

Melissa H. Zona

Quinpario Acquisition Corp. 2

mhzona@quinpario.com

636-751-4057

3

 Exhibit 99.2

FOR IMMEDIATE RELEASE

Quinpario Acquisition Corp. 2 Signs Letter of Intent to Create

Market-Leading Business Process Outsourcing Platform

Proposed combination of two privately held companies would create company with pro forma revenue of approximately $1.5 Billion and EBITDA of $385 Million

NEW YORK, Jan. 17, 2017 (GLOBE NEWSWIRE) -- Quinpario Acquisition Corp. 2 (Nasdaq: QPAC, QPACW and QPACU) (“Quinpario”) announced that on January, 13, 2017 it entered into a non-binding letter of intent (“LOI”) to acquire and combine two privately owned companies, forming a market-leading business process outsourcing platform with expertise in financial technology, information services and data processing. These businesses are owned respectively by funds managed by a global private-equity firm with aggregate funds totaling at least $10 billion and a family office-affiliated fund with experience investing globally in sectors relevant to the proposed transaction. There are meaningful synergies and strong industrial logic for these two private targets to combine, which would result in a pro forma company with approximately $1.5 billion of revenue and $385 million of EBITDA. As a result of the compelling nature of the combination, both sponsors have agreed to roll 100 percent of their equity, which would result in combined pro forma ownership by the sponsors in excess of 50 percent. All proceeds from the proposed transaction would be used for deleveraging and for general corporate purposes.

The proposed transaction is valued at a total enterprise value of approximately $2.7 billion, representing an approximate 7.0x multiple on projected 2017E pro forma EBITDA for the combined company of $385 million.  The valuation at consummation of the transaction represents a meaningful discount to public comparable multiples in the financial technology and business process outsourcing sectors. At the same time, this valuation and structure will facilitate a successful execution of the transaction, thereby providing the combined company with the requisite capital structure and capital market support to execute its business plan.

The sponsors and Quinpario have an exclusivity agreement in order to work toward entering into a definitive agreement providing for the transaction. Quinpario and the sponsors have also secured highly confident letters for the financing necessary to effectuate the transaction and are in the process of completing due diligence and negotiating a definitive agreement.

Completion of the transaction is subject to the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by Quinpario’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

Notwithstanding that Quinpario has requested stockholders to approve an extension of time to complete an initial business combination through July 24, 2017, if Quinpario is unable to enter into a definitive agreement for an initial business combination by March 31, 2017, it will promptly file the necessary proxy materials with the SEC to seek shareholder approval to dissolve and liquidate.

###

About Quinpario

Quinpario is a special purpose acquisition company that completed its initial public offering in January 2015. Quinpario was formed for the purpose of acquiring one or more businesses through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Quinpario is sponsored by Quinpario Partners 2, LLC, which was formed for the expressed purpose of acting as the sponsor for Quinpario. Quinpario Partners 2, LLC is an affiliate of Quinpario Partners LLC, an investment and operating company founded by Mr. Jeffry N. Quinn, former chairman, president and chief executive officer of Solutia Inc. For more information, please visit www.quinpario.com.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed mergers; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Quinpario’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the LOI not hereafter being memorialized in a definitive agreement; the outcome of any legal proceedings that have been, or will be, instituted against Quinpario or other parties to the LOI following announcement of the LOI and transactions contemplated therein; the ability of Quinpario to meet NASDAQ listing standards following the mergers and in connection with the consummation thereof; the inability to complete the transactions contemplated by the LOI due to the failure to obtain approval of the stockholders of Quinpario or other conditions to closing in the LOI; the failure to obtain the necessary financing arrangements set forth in the highly confident indication letters from debt sources delivered in conjunction with the LOI; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the LOI and consummation of the transaction described therein; costs related to the proposed mergers and the impact of the substantial indebtedness to be incurred to finance the consummation of the mergers; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by Quinpario.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the definitive proxy statement filed by Quinpario with the SEC on December 30, 2017 wherein Quinpario is seeking stockholder approval to extend the date by which Quinpario has to consummate a business combination from January 22, 2017 to July 24, 2017 (the “Extension Proxy”), and in the proxy statement to be filed by Quinpario regarding the transaction memorialized in the LOI with the SEC when available. Quinpario’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Quinpario disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

2

Additional Information about the Transaction and Where to Find It

In connection with the proposed mergers, Quinpario will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of Quinpario are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Quinpario’s solicitation of proxies for its stockholders’ meeting to be held to approve the mergers because the proxy statement will contain important information about the mergers and the parties to the mergers. The definitive proxy statement will be mailed to stockholders of Quinpario as of a record date to be established for voting on the mergers. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141, e-mail: mhzona@quinpario.com.

Participants in Solicitation

Quinpario and the target companies and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Quinpario stockholders in connection with the proposed mergers. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Quinpario of directors and officers of Quinpario in Quinpario’s Extension Proxy, which was filed with the SEC on December 30, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quinpario’s stockholders in connection with the proposed mergers will be set forth in the proxy statement for the proposed mergers when available. Information concerning the interests of Quinpario’s and the target companies’ participants in the solicitation, which may, in some cases, be different than those of Quinpario’s and the target companies’ stockholders generally, will be set forth in the proxy statement relating to the mergers when it becomes available.

Non-GAAP Financial Measure and Related Information

This communication includes EBITDA - a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The items excluded from EBITDA are important in understanding EBITDA. EBITDA is defined as net income (loss), before interest expense, income tax benefit (expense), and depreciation and amortization expense.

EBITDA should not be considered in isolation of, or as an alternative to, GAAP financial measures.

In addition, certain of the financial information of the target companies contained herein is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Quinpario with the SEC.

FOR INFORMATION CONTACT:

Melissa H. Zona

Quinpario Acquisition Corp. 2

mhzona@quinpario.com

636-751-4057

 3